UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2025

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Transition

On January 6, 2025, the Company and Sergio Cervantes, the Chief Financial Officer of the Company agreed that Mr. Cervantes’ would depart the Company, effective February 16, 2025 (the “Separation Date”). Mr. Cervantes’ departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its financial statements, accounting policies or internal controls. Mr. Cervantes has agreed to remain with the Company until the Separation Date in order to help ensure a smooth transition to his successor.

On January 6, 2025, the Company appointed Tom Siragusa the Company’s interim Chief Financial Officer effective February 16, 2025. Mr. Siragusa will also serve as the Company’s interim principal financial officer and interim principal accounting officer.

Mr. Siragusa, age 34, has served in various leadership roles in the Company’s finance department, most recently as Vice President, Finance, a position he has held since October 2024. Prior to that time, Mr. Siragusa acted as the Company’s director and senior director of finance from September 2022 to October 2024 and as the Company’s manager and senior manager of finance from April 2019 to September 2022. Prior to joining the Company, Mr. Siragusa held various management positions in Ernst & Young LLP’s strategy and transactions and assurance services groups. Mr. Siragusa is a certified public accountant (inactive) and holds a B.S. in Managerial Economics and a Masters Degree in Accounting from the University of California, Davis.

Mr. Siragusa has no family relationships with any of the Company’s directors or executive officers, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Scott Giesler
Name:	Scott Giesler
Title:	General Counsel
Dated: January 13, 2025